SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                        July 6, 1995


                      TIME WARNER INC.
   (Exact name of registrant as specified in its charter)

          Delaware                1-8637           13-1388520
(State or other jurisdiction    (Commission     (I.R.S. Employer
       of incorporation)        File Number)   Identification No.)





          75 Rockefeller Plaza, New York, NY 10019
    (Address of principal executive offices) (zip code)

                       (212) 484-8000
    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


          On July 6, 1995, Time Warner Inc. ("Time Warner") closed the acquisition of KBLCOM Incorporated ("KBLCOM"), formerly a subsidiary of Houston Industries Incorporated ("Houston Industries"). The closing was pursuant to certain agreements entered into by Time Warner, Houston Industries and KBLCOM, which were previously reported on the Form 8-K of Time Warner dated January 26, 1995. At the closing, Time Warner (i) issued 1,000,000 shares of its common stock and 11,000,000 shares of its Series D Preferred Stock to Houston Industries and (ii) assumed or incurred approximately $1.2 billion of indebtedness. Funds for the acquisition were obtained pursuant to a credit agreement among certain affiliates of Time Warner, as borrowers, Chemical Bank, as administrative agent, and the documentation and syndication agents and lending institutions named in such agreement, a copy of which is filed as an exhibit hereto. KBLCOM, which has been renamed "TWI Cable Inc.", owns cable television systems serving approximately 700,000 subscribers in San Antonio and Laredo, Texas, the Minneapolis metropolitan area, Portland, Oregon and Orange County, California. KBLCOM also owns 50% of Paragon Communications ("Paragon"), with the other 50% owned by Time Warner Entertainment Company, L.P. Paragon serves approximately 972,000 cable subscribers including systems in Tampa, Florida and northern Manhattan.




Item 7.  Financial Statements and Exhibits.

                    (a) and (b) The financial statements of
          KBLCOM and the pro forma financial information of Time Warner required by this item were previously filed as exhibits to the Form 8-K of Time Warner dated May 30, 1995.

                  (c)  Exhibits:

                    Exhibit 2(a): Agreement and Plan of
          Merger dated as of January 26, 1995, among KBLCOM
          Incorporated, Houston Industries Incorporated,
          Time Warner Inc. and TW KBLCOM Acquisition Sub
          (incorporated by reference to Exhibit 2(a) of the Form 8-K of Time Warner dated January 26, 1995).

                    Exhibit 10(a): Credit Agreement among
          Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance/Newhouse Partnership and TWI Cable Inc., as borrowers, Chemical Bank, as administrative agent, Bank of America National Trust and Savings Association, The Bank of New York and Morgan Guaranty Trust Company of New York, as documentation and syndication agents, and the lending institutions named therein, dated as of June 30, 1995.

                         SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 20, 1995.


                              TIME WARNER INC.,

                                By: /s/ Richard J. Bressler
                                   -------------------------
                                   Name:  Richard J. Bressler
                                   Title: Senior Vice President
                                          and Chief Financial
                                          Officer

                       EXHIBIT INDEX


Exhibit No.    Description of Exhibit                Sequential
                                                    Page Number

2(a)            Agreement and Plan of Merger dated
                as of January 26, 1995, among
                KBLCOM Incorporated, Houston
                Industries Incorporated, Time
                Warner Inc. and TW KBLCOM
                Acquisition Sub (incorporated by
                reference to Exhibit 2(a) of the
                Form 8-K of Time Warner dated
                January 26, 1995)

10(a)           Credit Agreement among Time Warner
                Entertainment Company, L.P., Time
                Warner Entertainment-Advance/
                Newhouse Partnership and TWI Cable
                Inc., as borrowers, Chemical Bank,
                as administrative agent, Bank of
                America National Trust and Savings
                Association, The Bank of New York
                and Morgan Guaranty Trust Company
                of New York, as documentation and
                syndication agents, and the
                lending institutions named
                therein, dated as of June 30, 1995